EXHIBIT 10(b)


                        Coeur d'Alene Mines Corporation

                  7 1/4% Convertible Subordinated Debentures
                                   due 2005

                         REGISTRATION RIGHTS AGREEMENT


                                                                   Dated as of
                                                              October 15, 1997


Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10020

Ladies and Gentlemen:

     Coeur d'Alene Mines Corporation, an Idaho corporation (the "Company"), proposes to issue and sell to the Purchaser (as defined herein) upon the terms set forth in a purchase agreement dated October 7, 1997 (the "Purchase
Agreement") between the Purchaser and the Company, its 7 1/4% Convertible Subordinated Debentures due 2005 (the "Securities"). As an inducement to the Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchaser thereunder, the Company agrees with the Purchaser (i) for the benefit of the Purchaser and (ii) for the benefit of the holders from time to time of the Securities and the Common Stock, par value $1.00 per share (the "Common Stock"), of the Company issuable upon conversion of the Securities (collectively, the "Registrable Securities"), including the Purchaser (each of the foregoing a "Holder" and, together, the "Holders"), as follows:

     SECTION 1. DEFINITIONS. (a) Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or the Offering Circular, dated October 8, 1997, in respect of the Securities. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Act" or "Securities Act" means the United States Securities Act of 1933, as amended.


     "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Commission" means the United States Securities and Exchange Commission.

     "DTC" means The Depository Trust Company.

     "Effectiveness Period" has the meaning set forth in Section 2 hereof.

     "Electing Holder" has the meaning assigned thereto in Section 3(a)(3) hereof.

     "Exchange Act" means the United States Securities and Exchange Act of 1934, as amended.

     "Indenture" means the Indenture, dated as of October 15, 1997, between the Company and Bankers Trust Company, as amended and supplemented from time to time in accordance with is terms.

     "Issue Date" has the meaning set forth in Section 2 hereof.

     "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 6 hereof.

     "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.


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

     "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities.

     "Purchaser" means Lazard Freres & Co. LLC.

     "Registrable Securities" means all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities, including any Securities initially issued in bearer form and constituting the unsold allotment of a distributor (within the meaning of Regulation S under the Securities Act) of such Securities and later exchanged for Securities in registered form; PROVIDED, HOWEVER, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

     "Restricted Security" means any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement,
   (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto), (iii) has been sold in compliance with Regulation S under the Securities Act (or any successor thereto) and does not constitute the unsold allotment of a distributor within the meaning of Regulation S under the Securities Act, or (iv) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 2.06 of the Indenture.

     "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

     "Shelf Registration Statement" means a shelf registration statement of the Company pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "underwriter"   means  any  underwriter  of  Registrable   Securities  in
   connection with an offering thereof under a Shelf Registration Statement.

     (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities, Common Stock shall be treated as representing the principal amount of Securities which was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

     SECTION 2. SHELF REGISTRATION. (a) The Company shall, within 90 days following the date of original issuance (the "Issue Date") of the Securities, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 150 calendar days after the Issue Date; PROVIDED, however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration unless such Holder is an Electing Holder.

     (b) The Company shall use its best efforts:

     (i) to keep the Shelf Registration Statement con tinuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until October 31, 1999 or such shorter period that will terminate upon the earlier of the following: (A) when all the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or (B) when all shares of Common

   Stock issued upon conversion of any such Securities that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in either such case, such period being called the "Effectiveness Period"); and

     (ii) after the date the Shelf Registration Statement becomes effective, within 35 days after the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action necessary and required by law to enable such holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; PROVIDED, HOWEVER, that nothing in this subparagraph shall relieve such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(2) hereof; and

     (iii) if at any time, the Securities, pursuant to Article V of the Indenture, are convertible into securities other than Common Stock, the Company shall, or shall cause any successor under the Indenture to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.

     The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, unless (i) such action in required by applicable law, or (ii) the continued effectiveness of the Shelf Registration Statement would require the Company to disclose a material financing, acquisition or other corporate trans action, and the Board of Directors shall have determined in good faith that such disclosure is not in the best interests of the Company and its stockholders; provided that in the case of clause (i) above, the Company thereafter must promptly comply with the requirements of paragraph 3(j) below, if applicable and in the case of clauses
(i) and (ii) above, the Company shall be entitled to suspend the use of any prospectus forming a part of an effective Registration Statement under this Section 2 for a reasonable period of time (a "DELAY PERIOD"), except that the aggregate number of days included in all Delay Periods during any consecutive 12 months shall not exceed the aggregate of 90 days (whether or not consecutive).

     SECTION  3.  REGISTRATION  PROCEDURES.   In  connection  with  any  Shelf
Registration Statement, the following provisions shall apply:

     (a) (1) Not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the holders of Registrable Securities. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; PROVIDED, HOWEVER, holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company.

        (2) After the Effective Time of the Shelf Registration Statement, the Company shall, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder. The Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company.

        (3) The term "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(1) or 3(a)(2) hereof.

     (b) The Company shall furnish to the Purchaser, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein.

     (c) The Company shall promptly take such action as may be necessary so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     (d) (1) The Company shall advise the Purchaser and, in the case of clause
   (i), the Electing Holders, and, if requested by the Purchaser or any such Electing Holder, confirm such advice in writing:

        (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

        (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

     (2) The Company shall advise the Purchaser and the Electing Holders and, if requested by the Purchaser or any such Electing Holder, confirm such advice in writing of:

        (i) the issuance by the Commission of any stop order suspending effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

        (ii) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

        (iii) the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

     (e) The Company shall use its best efforts to prevent the issuance and, if issued, to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

     (f) The Company shall furnish to each Electing Holder included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

     (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder of Registrable Securities included within the coverage of any Shelf

   Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus, if any) included in such Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(c)(2)(iii)) to the use of the Prospectus or any amendment or supplement thereto by each of the Electing Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period.

     (h) Prior to any offering of Registrable Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Electing Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or, if required, blue sky laws of such jurisdictions in the United States as any such Electing Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; PROVIDED, HOWEVER, that in no event shall the Company be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof then so subject or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

     (i) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Electing Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

     (j)  Upon  the  occurrence  of  any  event   contemplated   by  paragraph
   3(c)(2)(iii)  above,  the Company shall promptly


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

   prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Electing Holders of the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Electing Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

     (k) Not later than the effective date of any Shelf Registration Statement hereunder, the Company shall provide a CUSIP number for the Securities registered under such Shelf Registration Statement.

     (l) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earning statement of the Company and its sub sidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

     (m) Not later than the Effective Time of the Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Electing Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

     (n) The Company may require each Electing Holder of Registrable Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Electing Holder and the distribution of such Registrable Securities as may be required by applicable law or regulation for inclusion in such Shelf Registration Statement and the Company may exclude from such registration the Registrable Securities of any Electing Holder that fails to furnish such information within a reasonable time after receiving such request.

     (o) The Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

     (p) The Company shall enter into such customary agreements (including underwriting agreements in customary form) to take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 (or such other provisions and procedures acceptable to the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 5.

     (q) The Company shall:

        (i) make reasonably available for inspection by the Electing Holders of Registrable Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such


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

     Shelf Registration Statement, and any attorney, accountant or other agent retained by such Electing Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

        (ii) cause the Company's officers, directors and employees to make reasonably available for inspection all relevant information reasonably requested by such Electing Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Electing Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

        (iii) make such representations and warranties to the Electing Holders of Registrable Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

        (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) in customary form addressed to each Electing Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Electing Holders and underwriters (it being agreed that the matters to be covered by such opinion or written statement by such counsel delivered in connection with such opinions shall include in customary form, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading);

        (v) obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each such Electing Holder of Registrable Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

        (vi) deliver such documents and certificates as may be reasonably requested by any such Electing Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

     The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(q) shall be performed at each closing under any underwritten offering to the extent required thereunder.

     (r) The Company shall cause the Common Stock issuable upon conversion thereof to be listed for quotation on the NYSE or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the effective


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

   date of any Shelf Registration Statement hereunder.

     (s) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as an Electing Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) such Rules or By-Laws, including Schedule E thereto, shall so require, engaging a "qualified independent underwriter" (as defined in Schedule E) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities and to exercise usual standards of due diligence in respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of under writers provided in Section 5 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

     (t) The Company shall use its best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

     SECTION 4. REGISTRATION EXPENSES. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 thereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm of counsel designated by the majority of Holders to act as counsel for Holders in connection therewith.

     SECTION 5. INDEMNIFICATION AND CONTRIBUTION. (a) In connection with any Shelf Registration Statement, the Company shall indemnify and hold harmless the Purchaser, each Electing Holder, each underwriter who participates in an offering of Registrable Securities, each person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees, trustees and agents (each such person being sometimes referred to as an "indemnified party"), from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any indemnified party, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use therein.

     (b) Each Electing Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Purchaser, each underwriter who participates in an offering of Registrable Securities and the other Electing Holders and each of their respective directors, officers (including each officer of the Company who signed the Shelf Registration Statement), employees, trustees and agents and each Person, if any, who controls the Company, the Purchaser, any under writer or any other Electing Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Electing Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or any

Prospectus (or any amendment or supplement thereto); PROVIDED, HOWEVER, that, no such Electing Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Electing Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement.

     (c) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing; however, the omission to so notify the indemnifying party shall relieve the indemnifying party from liability only to the extent prejudiced thereby. The indemnifying party, upon request of the indemnified party, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others that the indemnifying party may designate and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties and all persons, if any, who control such indemnified parties within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act.

     (d) If the indemnification provided for in this Section 5 is insufficient or unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party shall have failed to the prejudice of the indemnifying party to give the notice required by Section 5(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Electing Holder or such other indemnified party, in the other hand, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Purchaser and the Electing Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 5(d), each director, officer, employee, trustee, agent and Person, if any, who controls the Purchaser or an Electing Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Purchaser or such Electing Holder, and each director, officer, employee, trustee and agent of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and
(ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

     (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have and shall extend, or not extend, as the case may be, to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have and shall extend, or not extend, as the case may be, to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

     SECTION 6. UNDERWRITTEN OFFERING. The Electing Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in an underwritten offering in accordance with the conditions set forth below. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by the Electing Holders of a majority of the Registrable Securities to be included in such offering; PROVIDED, HOWEVER, that (i) with respect to the investment bankers and managers, such investment bankers and managers will be selected by the Company from a list of nationally recognized firms to be provided by the Electing Holders and (ii) the Company shall not be obligated to arrange for more than two underwritten offering during the Effectiveness Period. No Electing Holder may participate in any underwritten offering contemplated hereby unless such Electing Holder (a) agrees to sell such Electing Holder's Registrable Securities in accordance with any approved underwriting arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements. Except as otherwise set forth herein, the Electing Holders of Registrable Securities covered by the Shelf Registration Statement selling under an underwritten offering as contemplated hereby will pay such expenses as are ordinarily and customarily paid in connection with underwritten secondary offerings.

     SECTION 7. MISCELLANEOUS. (a) OTHER REGISTRATION RIGHTS. From the date of this Agreement, the Company may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement; PROVIDED that if the Managing Underwriter, if any, of such offering delivers an opinion to the Electing Holders that the total amount of securities which they and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially adversely affect the success of such offering (including the price at which such securities can be sold), then only the amount, the number or kind of securities to be offered for the account of holders of such piggy-back rights granted after the date of this agreement will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included.

     (b) AMENDMENTS AND WAIVERS. This Agreement, including this Section 7(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only upon the written consent of the Purchaser or by a written instrument duly executed by the Company and the holders of a majority in aggregate principal amount of

Registrable Securities then outstanding. Each holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this
Section 7(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such holder.

     (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture.

     (d) PARTIES IN INTEREST. The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

     (e) COUNTERPARTS. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f) HEADINGS. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (g) GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

     (i) SURVIVAL. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such holder.

     Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                      Very truly yours,

                                      COEUR D'ALENE MINES CORPORATION,



                                      By___________________________________
                                        Name:
                                        Title:

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

LAZARD FRERES & CO. LLC,

  By___________________________________
       (Lazard Freres & Co. LLC)